Exhibit 10.5

FIRST AMENDMENT TO CONVERTIBLE LOAN AGREEMENT

This First Amendment (the "Amendment") to the Convertible Loan Agreement is made as of this ___ day of June, 2010, by and among (i) WhiteSmoke Inc., a Delaware corporation (the "Company") and (ii) the Preferred Shareholders detailed in Schedule A hereto (the "Participating Preferred Shareholders" and each a "Participating Preferred Shareholder").

WHEREAS, on November 1, 2009, the Company entered into that certain Convertible Loan Agreement by and among the Company and the Preferred Shareholders (named thereto) (the "CLA"); and

WHEREAS, simultaneously with the execution of this Amendment the Company is to enter into a new Convertible Loan Agreement, in the form attached hereto as Schedule B (the "June 2010 CLA"); and

WHEREAS, the Company and the Participating Preferred Shareholders wish to amend certain terms of the CLA.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Amendment of Section 4 of the CLA

Section 4.1 shall be amended such that the date in which the Company may consummate a Qualified Next Financing for the purposes of Section 4 shall be extended until the Conversion Date as detailed in Section 3 of this Amendment below.

Section 4.2 of the CLA is hereby amended by deleting the last three words from the first paragraph "and interest thereon."

2.	Amendment of Section 5 of the CLA

Section 5 of the CLA is hereby amended in its entirety and shall state as follows:

Subject to the receipt by the Company of the required approvals, in the event that prior to (i) the Conversion Date (as defined in Section 3 of this Amendment below); or (ii) the closing of the Qualified Next Financing and the Automatic Conversion pursuant to Section 4 above, according to the earlier (i) a merger in which the Company is not the surviving entity, or (ii) a sale of a majority or all of the Company's assets (tangible and intangible) or shares, or (iii) any scenario which would result in the implementation of the liquidation and "deemed liquidation" preferences of the Company's preferred stock (collectively, an "M&A Transaction") shall occur, then each of the Participating Preferred Shareholders shall be entitled to receive, at the Closing of the M&A Transaction (the "Repayment Date"), for each US$1 (one dollar) loaned to the Company according to this Agreement, an amount equal to US$2 (two dollars) (the "Repayment"),  as full repayment of the Loan.  Such Repayment shall be pro rata with the loans provided under the June 2010 CLA and senior, and in priority to any payment by the Company to its shareholders.  The Repayment Date may be extended by written consent of the Company and Participating Preferred Shareholders that provided more than 50% (fifty percent) of the actual Loan Amount.

Notwithstanding the above, each Participating Preferred Shareholder who is a party to the June 2010 CLA and who provided a loan to the Company in the Minimum Amount, as set forth in the June 2010 CLA, shall be entitled to receive, at the Repayment Date, for each US$1 (one dollar) loaned to the Company according to this Agreement, an amount equal to US$2.5 (two dollars and fifty cents) and not US$2 (two dollars) as above said.

3.	Amendment of Section 6 of the CLA

Section 6 of the CLA is hereby amended in its entirety and shall state as follows:

Automatic Conversion

6.1
In the event that an M&A Transaction or a New Equity Round will not occur until October 15, 2010 (the "Conversion Date"), the aggregate amount each Participating Preferred Shareholder lent to the Company pursuant to this Agreement until the Conversion Date shall automatically be converted into Preferred D Shares (as hereinafter defined) at a price per share of $1.4239, based on Company pre money valuation of US$ 10 million as of the date of this Amendment ("Preferred D Price Per Share").

6.2
Each Participating Preferred Shareholder that has provided at least the Minimum Amount and that is also a Preferred C Shareholder shall have its Preferred C Shares converted into Preferred D Shares, at a price per share equal to the Preferred D Price Per Share.

6.3
For purposes hereof, the term "Preferred D Shares" shall mean the most favorable class of shares existing in the Company which shall include liquidation preference and seniority over any Company's shares including without limitation Preferred C shares and shall also contain a full ratchet anti-dilution protection.

6.4
Notwithstanding the above the Conversion Date may be postponed up until February 1, 2011, by the written consent of the Company and Participating Preferred Shareholders that provide more than 50% (fifty percent) of the actual Loan Amount under the June 2010 CLA.

4.	Amendment of Section 9 of the CLA

Section 9.5 of the CLA is hereby amended in its entirety and shall state as follows:

"This Agreement may not be amended, supplemented discharged, terminated or altered except by a written agreement signed by the Company and Participating Preferred Shareholders that provided more than 75% (seventy five percent) of the actual Loan Amount."

Section 9.10 of the CLA is hereby amended by deleting the words "(or the interest thereon)".

5.	All other terms of the CIA shall remain without change.

IN WITNESS HEREOF:

WhiteSmoke Inc.

Signature:	/s/ Hilla Ovil Brenner
By:	Hilla Ovil Brenner
Title:	CEO

Participating Preferred Shareholders:

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Schedule A

Participating Preferred Shareholders

✓	Joel Ovil
✓	Lea Ovil
Runway Ltd.
Netivim Ltd.
Aaron Nahumi
David Aber
✓	Lesser Trust
Chen Zur
Shani Levona Nechasim Ltd.
✓	Kaedan Investments Ltd.
✓	Kaedan Capital Ltd
G.K. Capital Ltd.
✓	Gideon Michonik
Shabtai Nuriel
✓	Yair Goldfinger
✓	Richard Gladstone
✓	Robert Gladstone
✓	Roger Gladstone
David Nussbaum
BRMR, LLC
Ted Struhl
Dalewood Assoc.
✓	Marc Thalheim
✓	Lindsay Thalheim
✓	David Thalheim
Zeevi Aber
Fire Guarantee Ltd.
Alex Hilman Holdings Ltd.
✓	Avenue International Corp.
Partam High-Tech Ltd.
Andrew Rosen
Petty & Chris Conway
✓	Evolution Venture Capital Fund I (Israel) LP
✓	Evolution Venture Capital Fund I (Exempt) LP
✓	Isard Dunietz (or his successor), as Trustee of the
✓	Plimus Corporation, Inc

✓	Joel Ovil
✓	Lea Ovil
Runway Ltd.
Netivim Ltd.
Aaron Nahumi
David Aber
✓	Lesser Trust
Chen Zur
Shani Levona Nechasim Ltd.
✓	Kaedan Investments Ltd.
✓	Kaedan Capital Ltd
✓	G.K. Capital Ltd.
✓	Gideon Michonik
Shabtai Nuriel
✓	Yair Goldfinger
✓	Richard Gladstone
✓	Robert Gladstone
✓	Roger Gladstone
✓	David Nussbaum
BRMR, LLC
Ted Struhl
✓	Dalewood Assoc.
✓	Marc Thalheim
✓	Lindsay Thalheim
✓	David Thalheim
Zeevi Aber
Fire Guarantee Ltd.
✓	Alex Hilman Holdings Ltd.
✓	Avenue International Corp.
Partam High-Tech Ltd.
Andrew Rosen
Petty & Chris Conway
✓	Evolution Venture Capital Fund I (Israel) LP
✓	Evolution Venture Capital Fund I (Exempt) LP
✓	Isard Dunietz (or his successor), as Trustee of the
✓	Plimus Corporation, Inc

Schedule B

June 2010 CLA

Participating Preferred Shareholders:

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Schedule A

Participating Preferred Shareholders	Minimum Amount	Participating Preferred Shareholders aggregate Loan Amount	Participating Preferred Shareholders Address for Notice
Gideon Michonik	$18,000=	$18,000=	15 Netan ___________ Herzliya, ISRAEL

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